                                                                     EXHIBIT 1.6

                          WEYERHAEUSER MORTGAGE COMPANY
                       MORTGAGE INVESTOR SERVICING REPORT


CUTOFF DATE:   MAY 31, 1996                   GROUP:          INV #815

REPORT DATE:   JUNE 25, 1996                  SERIES:        1988-3


SECTION 1 - MORTGAGE POOL ADMINISTRATION

===============================================================================================
                                      # OF        P & I              POOL              POOL
POOL ACTIVITY                        LOANS       CONSTANT          INTEREST          PRINCIPAL
===============================================================================================
Beginning Balance                     11          19,785.75                        2,068,826.47
                                ---------------------------------------------------------------
Installments                                                       16,212.50           1,897.15
                                ---------------------------------------------------------------
Curtailments                                                                               0.32
                                ---------------------------------------------------------------
Liquidations                           0               0.00             0.00               0.00
                                ---------------------------------------------------------------
Other                                                  0.00             0.00               0.00
                                ---------------------------------------------------------------
Ending Balance                        11          19,785.75                        2,066,929.00
                                ===============================================================
                                                            SERVICING FEE:               840.95
                                                                             ------------------

                TOTAL
DELINQUENTS     DELQ            30 DAYS           60 DAYS           90 DAYS +           F/C
=============================================================================================
# Of Loans                2             2               0                0                  0
               ------------------------------------------------------------------------------
Princ Bal        291,680.99    291,680.99            0.00             0.00               0.00
               ------------------------------------------------------------------------------
% Delq                14.11%        14.11%           0.00%            0.00%              0.00%
               ------------------------------------------------------------------------------

                                                  INTEREST        PRINCIPAL              S/F
Amount Prepaid                                    1,370.64           154.13            112.88
                                          ---------------------------------------------------
Amount Delinquent                                 2,473.01           298.13            103.10
                                          ---------------------------------------------------

SECTION 1-A - SCHEDULED MORTGAGE INSTALLMENTS
================================================================================
WAM = Apr-2018                              NOTE RATE = (        10.269887%)

 A. CONSTANT                                    B. SCHEDULED                       C. SCHED.
                                                   INTEREST                           PRINCIPAL
------------------------------------------------------------------------------------------------
 19,785.75                                        17,688.04                           2,097.71
------------------------------------------------------------------------------------------------

SECTION 2 - SCHEDULE OF PAYMENTS                  1988-3         MAY 31, 1996

================================================================================================
   A. SCHEDULED                 B. ADDITIONAL       C. PREPAIDS      D. OTHERS     E. TOTAL
      PRINCIPAL                    PRINCIPAL           IN FULL                        PRINCIPAL
================================================================================================
      2,097.71                         0.32            0.00            (0.03)           2,098.00
================================================================================================
F. Int. Distribution Amount (Yield              9.75000%)                              16,793.38
                                                                                    ------------
G. Total Distribution Amount (Principal & Interest)                                    18,891.38
                                                                                    ============
H. Certificates A-1 Distribution
                                 (E x 93.0%) Princ:                 1,951.14
                                 (E x 93.0%) Int:                  15,617.90
                                                                                    ------------
                                                                                       17,569.04
                                                                                    ============
I. Certificate B Distribution (G x 8.6%)
                                  (E x 7.0%) Princ:                   146.86
                                  (F x 7.0%) Int:                   1,175.48
                                                                                    ------------
                                                                                        1,322.34
                                                                                    ============
SECTION 3 - PRINCIPAL AMOUNT OF SECURITIES
================================================================================================
A. Beginning Aggregate Security Balance                                             2,066,784.74
                                                                                    ------------
B. Principal Distribution Amount                                                        2,098.00
                                                                                    ------------
C. Ending Aggregate Security Balance                                                2,064,686.74
                                                                                    ============
MEMO ITEM
================================================================================================
A. Book Value Of Real Estate Acquired Through Foreclosure                                    N/A
                                                                                    ------------
B. Ending Aggregate Security Balance Of The Class A
   Certificates (93.0% of Security Balance)                                         1,920,159.08
                                                                                    ------------
C. Ending Aggregate Security Balance Of The Class B
   Certificates (7.00% of Security Balance)                                           144,527.66
                                                                                    ------------

All distributions required to be made by First Interstate Bank for the reporting
month of: April 1996              Payable: May 28, 199  have been made.

Certified by:

/s/ MICHAEL DRAWDY
--------------------------------
Michael Drawdy, Vice President
Investor Reporting Department

================================================================================
           SUBORDINATED AMOUNT                 1988-3              MAY 31, 1996
================================================================================
                                               PERCENT               DOLLARS
 A.  BEGINNING BALANCE                           7.00              2,817,660.00
                                            ------------------------------------
 B.  AGGREGATE LOSSES                                                 98,955.56
                                            ------------------------------------
 C.  SCHEDULED ADJUSTMENTS PER
     POOLING & SERVICING AGREEMENT                                (1,590,401.00)
                                            ------------------------------------
 D.  ENDING BALANCE                              7.00              1,128,303.44
================================================================================

RESERVE FUND

 A.  BEGINNING BALANCE                                             1,128,303.44
                                                                   -------------
 B.  (+) INTEREST CREDITED                                             1,294.37
                                                                   -------------
 C.  (-) INTEREST WITHDRAWN                                            1,294.37
                                                                   -------------
 D.  (+) CLASS B PRINCIPAL (UNTIL LIMITS ARE REACHED)                    146.86
                                                                   -------------
 E.  (+) CLASS B INTEREST (UNTIL LIMITS ARE REACHED)                   1,175.48
                                                                   -------------
 F.  (-) TRANSFER TO WMC                                                   0.00
                                                                   -------------
 G.  SUB TOTAL                                                     1,129,625.78
================================================================================

 NOTES:

   INITIAL DEPOSIT (UNRETURNED TO SELLER)                                  0.00
                                                                   -------------
   THREE CURRENT HIGHEST PRINCIPAL BALANCES                          938,083.45
                                                                   -------------
   SPECIFIED RESERVE FUND:                                         1,128,303.44
                                                                   -------------
   CLASS B  PRIN & INT  TRANSFER TO REPUBLIC FEDERAL:                  1,322.34
    (equal to amt over Specified Reserve Fund Limit)               -------------

================================================================================
 H.  ENDING BALANCE                                                1,128,303.44
================================================================================

                    RECONCILIATION OF POOL PRINCIPAL BALANCE
                         WITH SECURITY PRINCIPAL BALANCE
                                  POOL NO. 815
                                                  2,066,929.00
               (+)                                      154.13
               (-)                                      298.13
               (-)                                    2,097.71
               (+)                                        0.00
               (-)                                        0.00

                                                  2,064,687.29

                                                  2,064,686.74

                                                          0.55


                RECONCILIATION OF CUSTODIAL ACCOUNT BALANCE

               (+)                                    1,524.77
               (-)                                      112.88
               (-)                                    2,771.14
               (+)                                      103.10
               (+)                                        0.32
               (+)                                       (0.03)
               (+)                                        0.01
               (+)                                        0.00
               (+)                                        0.00
               (-)                                        0.00

                                                     (1,255.87)

                                                     (1,261.08)

                                                         (5.21)

                            SENIOR SUBORDINATED PASS-THRU
                             SPECIFIED RESERVE FUND LIMITS

REPORTING MONTH:  5/31/96                                           1988-3
                                                                  ----------
     (A)       TERM                                                       30
     (B)       LOAN TYPE                                               FIXED
     (C)       CLASS A %                                              93.00%
     (D)       CLASS B %                                               7.00%
     (E)       ORIGINAL AGGREGATE BALANCE                         80,402,379
     (F)       CURRENT UPB                                         2,066,929
     (G)       RULE CHANGE DATE                                     11/01/93
     (H)       ORIGINAL CUTOFF DATE                                 11/01/88

SUBORDINATED CALCULATIONS (FORMULA TO BE REVISED AT RULE CHANGE DATE)

     (I)       PREVIOUS SUBORDINATED AMT                           2,817,660
     (J)       CLASS B % OF CURR UPB (F)x(D)                         144,685
     (K)       AGGREGATE LOSSES                                       98,956
     (L)       SUB AMT UNTIL RULE CHANGE DATE (J-K)                1,128,303

RESERVE CALCULATIONS (FORMULA TO BE REVISED AT RULE CHANGE DATE)

     (M)       ADVANCE RESERVE                                       172,000
     (N)       1% OF CURR AGG BAL (E) x .01                           20,669
     (O)       O.S. UPB CLASS B (F)x(D)                              144,685
     (P)       SUBORD AMT - OS UBP CLASS B (L)-(O)                   983,618
     (Q)       ADV RES + GRT'R OF: (N) or (P)                      1,155,618
                                                                  ----------

MINIMUM RESERVE FUND

     (R)       O.S. UPB 3 LARGEST LNS                                938,083
     (S)       SUBORDINATED AMOUNT + ADV RES (M)+(R)               1,128,303
                                                                  ----------
     (T)       SPECIFIED RESERVE FUND = > OF (R)or(S)              1,128,303
                                                                  ==========
     (U)       CURRENT RESERVE FUND BALANCE                        1,128,303

STATUS OF INITIAL DEPOSIT

     (V)       ORIGINAL INITIAL DEPOSIT                              100,000

                                      RULES
                                      -----

     SUBORDINATED AMOUNT                                              AFTER RULE CHANGE DATE: SUB AMOUNT =
     UNTIL RULE CHANGE DATE: SUB AMOUNT =                             LESSER OF A: PREVIOUS SUB AMOUNT AND
     CLASS B % OF ORIG AGGR BAL                                            B: THE SUM OF
     LESS AGGR LOSSES SINCE ORIG CUTOFF DATE                                  (x) CLASS B % OF CURRENT UPB
                                                                              (y) 11/1993 80% OF (A)-(x)     }
                                                                                  11/1994 60% OF (A)-(x)     }
                                                                                  11/1995 40% OF (A)-(x)     } REDUCTION SCHEDULE
                                                                                  11/1996 20% OF (A)-(x)     }
                                                                                  11/1997+ 0% OF (A)-(x)     }


HOWEVER:

(B) CANNOT < SUM OF O.S. UPB 3 LARGEST LOANS

IMPORTANT:

         IF DURING THE 12 MONTHS PRECEDING AN ANNIVERSARY DATE 90 DAY+ DELINQUENCIES-7% OF TOTAL LOAN COUNT FOR 2 CONSECUTIVE MONTHS, THE REDUCTION FOR THAT MONTH WILL NOT TAKE PLACE.

         IF DURING THE 12 MONTHS PRECEDING AN ANNIVERSARY DATE THE ABOVE RULE IS NOT BROKEN, REDUCTIONS WILL TAKE PLACE AS SCHEDULED.

================================================================================

SPECIFIED RESERVE FUND

UNTIL RULE CHANGE DATE: SPECIFIED RESERVE FUND =

        THE SUM OF (i) ADVANCE RESERVE            THE SUM OF (i) ADVANCE RESERVE
        AND       (ii) THE GREATER OF             AND       (ii) THE GREATER OF

        (a) 1% OF ORIGINAL AGGR BAL            (a) 1% OF CURRENT O.S. AGGR BAL
        (b) SUB AMOUNT - O.S. BAL CLASS B      (b) SUB AMOUNT - O.S. BAL CLASS B

HOWEVER;

(ii) CANNOT BE < THE SMALLER OF: (a) THE O.S. UPB 3 LRGST LOANS ....
                                       (b) SUB AMOUNT

                           NOR >: SUBORDINATED AMOUNT

        WHEN SUB AMOUNT = ZERO, SPECIFIED RESERVE FUND = ADVANCE RESERVE>